SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to section 13 or 15(d) of
                           the Securities Act of 1934

                                 January 7, 1997



                   INTERACTIVE TECHNOLOGIES CORPORATION, INC.

               (Exact name of registrant as specified in charter)


  Wyoming                          0-19796                        98-0120805

(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                         104 South Harbor City Boulevard
                                     Suite A
                            Melbourne, Florida 32901


                    (Address of Principal Executive Offices)



                                  407-953-4811

               (Registrant's telephone number including area code)


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Item 5.     Other Events


Bob Poe has resigned as an officer and director of the Company to pursue other activities.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   Interactive Technologies Corporation, Inc.


                    by:  /s/Perry Douglas West
                    -----------------------------------------
                   Perry Douglas West, Chief Executive Officer



Dated:  January 7, 1997